SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 31, 2002


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


           Arizona                  000-24946                     86-0649974
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     See Item 9, below.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     On July 31, 2002, Knight Transportation, Inc., an Arizona corporation ("we," "our," "us," or the "Company"), reached a resolution of our litigation with Freightliner L.L.C. ("Freightliner") through successful mediation. We are pleased to put this conflict behind us and we hope to develop a positive working relationship with Freightliner in the near future.

     We anticipate that our tractor fleet will increase by 14% by year end compared to our earlier estimate of 12%. We expect to meet our targeted growth goals for 2002, and to continue to take advantage of increased customer demand and meet our customers' needs. We hope to achieve a net growth of revenue equipment by year end of approximately 265 new tractors, net of trade-ins, which is commensurate with our original target. We will also continue to aggressively pursue ways to meet the 2002 emissions standards profitably. We also intend to continue to pursue our goal of maintaining dual sources for our revenue equipment.

     Our revenue, before fuel surcharge, for the six month period ended June 30, 2002, increased 15.5% to $130,197,000 from $112,745,000 for the same period in
2001. We expect our revenue before fuel surcharge to continue to grow compared to last year, assuming that business conditions continue to be favorable.

     EXCEPT FOR CERTAIN HISTORICAL INFORMATION CONTAINED HEREIN, THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS, ASSUMPTIONS AND
UNCERTAINTIES WHICH ARE DIFFICULT TO PREDICT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE STATEMENTS THAT COULD BE DEEMED FORWARD-LOOKING STATEMENTS, INCLUDING ANY PROJECTIONS OF EARNINGS, REVENUES, OR OTHER FINANCIAL ITEMS, ANY STATEMENT OF PLANS, STRATEGIES, AND OBJECTIVES OF
MANAGEMENT FOR FUTURE OPERATIONS; ANY STATEMENTS CONCERNING PROPOSED NEW SERVICES OR DEVELOPMENTS; ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE; AND ANY STATEMENTS OF BELIEF AND ANY STATEMENT OF ASSUMPTIONS UNDERLYING ANY OF THE FOREGOING. WORDS SUCH AS "BELIEVE," "MAY," "COULD," "EXPECTS," "HOPES," "ANTICIPATES," AND "LIKELY," AND VARIATIONS OF THESE WORDS, OR SIMILAR EXPRESSIONS, ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED HERE. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THOSE DISCUSSED IN THE SECTION ENTITLED "FACTORS THAT MAY AFFECT FUTURE RESULTS," SET FORTH IN OUR ANNUAL REPORT ON FORM 10-K. WE DO NOT ASSUME, AND SPECIFICALLY DISCLAIM, ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT CONTAINED IN THIS FORM 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KNIGHT TRANSPORTATION, INC.


Dated: August 5, 2002                   /s/ Timothy M. Kohl
                                        ----------------------------------------
                                        Timothy M. Kohl
                                        Executive Vice-President, Secretary, and
                                        Chief Financial Officer

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